UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 15, 2008

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

001-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.’s (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01	Entry into a Material Definitive Agreement.
Item 5.01	Changes in Control of Registrant.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2008, the Registrant entered into a Framework Agreement with Richard Kall, the Co-Manager of VM Investors, LLC (“VM Investors”), the Registrant’s majority shareholder, Craig Ellins, VM Investor’s Co-Manager, Chairman of the Registrant’s Board of Directors (“Board”), and the Registrant’s Chief Executive Officer and President, and Amy Black, the President of VMdirect, L.L.C. (“VMdirect”), one of the Registrant’s wholly-owned subsidiaries, pursuant to which, among other matters, Richard Kall agreed to consummate the transactions under those certain Note Purchase Agreements dated October 15, 2008 (the “Note Purchase Agreements”), among Richard Kall, the Registrant, and each of Portside Growth and Opportunity Fund, Highbridge International LLC and Iroquois Master Fund, Ltd. (collectively the “Investors”), subject to (a) Craig Ellins, Amy Black, Kevin Keating and Jerry Haleva resigning from all positions with the Registrant and each of its subsidiaries, (b) the Registrant reducing the size of its Board to three directors, (c) Richard Kall’s appointment as the Corporation’s Chief Executive Officer and election to the Board as its Chairman, and (d) the election of Richard Kall’s designee to the Board.

On October 13, 2008, each of Kevin Keating and Jerry Haleva resigned from the Board. On October 15, 2008, Craig Ellins resigned as the Chairman of the Board, the Registrant’s Chief Executive Officer and President, and from all other officer positions held with the Registrant and each of its subsidiaries, and Amy Black resigned as the President of VMdirect and from all other officer positions held with the Registrant each of its subsidiaries. Mr. Ellins also resigned as the Co-Manager of VM Investors, LLC. Each of Craig Ellins and Amy Black entered into a Separation and Release Agreement dated October 15, 2008 with the Registrant pursuant to which the Registrant paid to each of Craig Ellins and Amy Black deferred compensation accrued for the third quarter of fiscal 2008, and the parties agreed to mutual releases of existing claims.

On October 15, 2008, the Registrant’s Board also adopted resolutions reducing the size of the Board to three directors, appointing Richard Kall as the Registrant’s Chief Executive Officer and electing Richard Kall as the Chairman of the Board. Prior to the transactions contemplated under the Framework Agreement, Craig Ellins, as the Registrant’s Chairman of the Board, Chief Executive officer and President, and as the Co-Manager of VM Investors, exercised, with the Board and other executive officers, operational control over the Registrant, and with the consent of Richard Kall, voting control. As a result of the transactions consummated under the Framework Agreement, Richard Kall, as the sole Manager of VM Investors and the beneficial owner of 64.6% of the Registrant’s outstanding shares of Common Stock, will exercise voting control over the Registrant. In addition, as the Registrant’s Chairman and Chief Executive Officer, Richard Kall will exercise, with the Board and other executive officers, operational control over the Registrant.

Based on the foregoing, on October 15, 2008, the Registrant, Richard Kall and the Investors entered into the Note Purchase Agreements pursuant to which Richard Kall agreed to purchase an aggregate of $350,000 of the unpaid principal amount of the Amended and Restated Senior Secured Convertible Notes, Warrants to purchase an aggregate of 90,517 shares of the Registrant’s common stock, and an aggregate of 120,000 shares of common stock (collectively the “Investor Securities”) previously issued to the Investors. Pursuant to the terms of the Note Purchase Agreements, as additional consideration of Richard Kall’s purchase of the Investor Securities, the Investors and Richard Kall agreed to forbear for a period of 30 days from taking any action to enforce their rights as a result of the event of default that occurred with respect to the Registrant’s failure to satisfy one or more financial covenants under the Amended and Restated Senior Secured Convertible Notes for the fiscal quarter ended June 30, 2008. Such forbearance period shall extend for up to 90 days if Registrant or other parties make periodic payments to the Investors in the aggregate amount of $500,000 as further provided in the Note Purchase Agreements. Under the terms of the Note Purchase Agreements, the Registrant also agreed to either file a post-effective amendment to the Registration Statement on Form S-3 (File No. 333-150191) or file a new registration statement on an appropriate form to reflect the changes made as a result of the transactions occurring under the Note Purchase Agreements.

The foregoing descriptions do not purport to be a complete description of the terms of the documents, and this description is qualified in its entirety by the terms of the transaction documents, including the Framework Agreement and the form of the Note Purchase Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Richard Kall has been an affiliate of Nu Skin Enterprises, a skin care and nutraceutical company since October 1985, and an affiliate of Amway previously. Mr. Kall has significant experience in the network marketing industry and is the author of “The First Million is the Easiest” and “The Book on Network Marketing.” Mr. Kall is 68 years old.

There are no arrangements or understandings between Richard Kall and Craig Ellins with respect to the election of directors or other matters. In addition, the Registrant is not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Registrant. Since the beginning of the Registrant’s last fiscal year, Jennifer Kall, Richard Kall’s daughter, Mitchell Felton, Mr. Kall’s son-in-law, and Lizanne Kall, Mr. Kall’s spouse have received approximately $1,074,592 in commissions as affiliates of VMdirect. In addition, Vayan Marketing, a company for which Laura Kall, Mr. Kall’s daughter, serves as Chief Executive Officer, received approximately $260,000 for autoresponder services rendered to the Registrant.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

10.1	Framework Agreement dated October 15, 2008, among the Registrant, Richard Kall, Craig Ellins and Amy Black

10.2	Form of Note Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: October 17, 2008	By:	/s/ Richard Kall
Richard Kall
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Framework Agreement dated October 15, 2008, among the Registrant, Richard Kall, Craig Ellins and Amy Black

10.2	Form of Note Purchase Agreement